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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 18, 1999, included in Lennox International Inc.'s registration statement on Form S-1 (Registration No. 333-75725), and to all references to our Firm included in or made a part of this registration statement.


                                                 ARTHUR ANDERSEN LLP


Dallas, Texas
September 10, 1999